EX-99.906CERT

         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, David F. Sand, Chief Executive Officer and Principal Financial Officer of Access Capital Strategies Community Investment Fund, Inc. (the "Fund"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

                           /s/David F. Sand
                       -------------------------------------------------
                           David F. Sand
                           Chief Executive Officer and
                           Principal Financial Officer

                           Dated: August 9, 2007